Exhibit 10.37
CONFIDENTIAL SETTLEMENT AGREEMENT AND GENERAL RELEASE
This Confidential Settlement Agreement and General Release (“AGREEMENT”) is entered into by and between KIM KELDERMAN (“KELDERMAN”) and OCULUS INNOVATIVE SCIENCES, INC. (“OCULUS” or “DEFENDANT”), (collectively “PARTIES”), and with respect to the investor representations and warrants in paragraph 3 and the provisions of paragraph 18 only, McGuinn, Hllsinan and Paiefsky (“MCGUINN”).
RECITALS
This AGREEMENT is made with reference to the following facts:
A.	WHEREAS, KELDERMAN filed a Lawsuit against OCULUS that is currently pending in the Sonoma County Superior Court and that is designated as Kim Kelderman v. Oculus Innovative Sciences, Inc. et al., Case No. SCY 236643 (the “Lawsuit”); and

B.	WHEREAS, DEFENDANT denies the validity of KELDERMAN’s claims and further denies that it is subject to any liability; and

C.	WHEREAS, all wages concededly due to KELDERMAN have been unconditionally paid other than those wages specifically at issue in the Lawsuit; and

D.	WHEREAS, the PARTIES wish to settle their differences without resort to further litigation; and

E.	WHEREAS, DEFENDANT is willing to provide KELDERMAN with certain considerations described below, which it is not ordinarily required to, provided certain conditions are met.
     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the sufficiency of which are hereby acknowledged by the PARTIES, the PARTIES agree to be legally bound by the following terms and conditions, which constitute full settlement of any and all disputes between them:
1.	Recitals: The PARTIES acknowledge that the “WHEREAS” clauses preceding paragraph 1 are true and correct, and are incorporated herein as material parts to this AGREEMENT.

2.	Definitions: Throughout this AGREEMENT, the term “DEFENDANT” shall include the following:
(A)	Oculus Innovative Sciences, Inc., MicroMed Laboratories, Inc., as well as any subsidiary, parent company, affiliated entity, related entity, operating entity, franchise, or division of Oculus Innovative Sciences, Inc.; and

CONFIDENTIAL. SETTLEMENT AGREEMENT	KELDERMAN v. OCULUS, ET AL.

(13)	Any officer, director, trustee, agent, employee, or insurer of an entity encompassed by subparagraph (A).
3.	Settlement Sum: As consideration for signing this AGREEMENT and compliance with the promises made herein, and subject to the waiver by the requisite vote of the shareholders of OCULUS of any right (including right of first refusal and anti-dilution rights) that could be triggered by the issuance of the Warrants (as defined below), DEFENDANT agrees to issue Warrants in the forms attached as Exhibit A-1 and A-2 hereto (the “Warrant”) exercisable at $0.75 per share for a total of TWO HUNDRED THOUSAND (200,000) shares of the Common Stock of Oculus (the “Underlying Shares”). One Warrant in the form attached as Exhibit A-1 will be issued to KIM KELDERMAN exercisable at $0.75 per share for ONE HUNDRED THIRTY THREE THOUSAND, THREE HUNDRED AND THIRTY THREE (133,333) Underlying Shares. One Warrant in the form attached as Exhibit A-2 will be issued to McGUINN HILLSMAN & PALEFSKY exercisable at $0.75 per share for SIXTY SIX THOUSAND, SIX HUNDRED AND SIXTY SEVEN (66,667) Underlying Shares. Obtaining shareholder approval for the issuance of these Warrants is a material term and condition of this Agreement. If OCULUS fails to obtain the requisite permission from shareholders to issue the Warrants by November 13, 2006, this Agreement shall be deemed null and void, regardless of whether the Agreement has been executed by the parties.

DEFENDANT further agrees, in consideration for KELDERMAN’s signature to this AGREEMENT and compliance with the promises made herein, to pay to KELDERMAN the total sum of TWO HUNDRED FIFTY THOUSAND DOLLARS and 00/100 CENTS ($250,000.00) in cash if and only if one of the following two conditions is satisfied: (1) Beginning July 1, 2006, OCULUS receives an aggregate $10,000,000 in gross proceeds from fundraising, debt or equity, and whether from one funding event or multiple events, (2) OCULUS successfully completes an Initial Public Offering of its securities. Such sum shall be payable as soon as practicable after the closing of the earlier event to occur, if ever, but no later than 15 calendar days after receipt of the proceeds by OCULUS. The sum will be distributed as follows: One draft will be made payable to “Kim Kelderman” in the amount of ONE HUNDRED AND SIXTY-THREE THOUSAND EIGHTY SIX DOLLARS AND NINETY-ONE CENTS ($163,086.91), and a second draft will be made payable to “Kim Kelderman and the law firm of McGuinn Hillsman & Palefsky” in the amount of EIGHTY-SIX THOUSAND NINE HUNDRED THIRTEEN DOLLARS AND NINE CENTS ($86,913,09).

KELDERMAN and MCGUINN (each a “HOLDER”) each hereby severally represents and warrants to DEFENDANT as follows as of the date hereof, and such representations and warranties shall be true as of the date of issuance and exercise of the Warrant, if ever:

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(A)	HOLDER is acquiring the Warrant and, upon exercise of the Warrant, the Underlying Shares, for investment for his or its own respective account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act to others, and no other person has a direct or indirect beneficial interest, in whole or in part, in the Warrant or the Underlying Shares. HOLDER understands that the Warrant and the Underlying Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(B)	HOLDER has a preexisting business or personal relationship with OCULUS and its officers, directors or controlling persons or, by reason of their business or financial experience has the capacity to protect his or its own interests in connection with HOLDER’s acquisition of the Warrant and, upon exercise of the Warrant, the Underlying Shares. HOLDER has such knowledge and experience in financial, tax and business matters to enable HOLDER to utilize the information made available to HOLDER in connection with the Placement, to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(C)	HOLDER acknowledges that the Warrant and the Underlying Shares must be held indefinitely unless subsequently registered under the Securities Act or OCULUS receives an opinion of counsel satisfactory to OCULUS that such registration is not required. HOLDER is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions. HOLDER further acknowledges and understands that OCULUS may not be satisfying the current public information requirement of Rule 144 at the time HOLDER wish to sell the Underlying Shares, and, if so, HOLDER would be precluded from selling the Underlying Shares under Rule 144 even if the two year minimum holding period has been satisfied. HOLDER understands that no public market now exists for either of the Warrant held by HOLDER or the Underlying Shares, that there can be no assurance that a public market will ever exist for the Warrant or the Underlying Shares, and OCULUS is under no obligation to register the Warrant or the Underlying Shares. HOLDER further acknowledges that, in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that, although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from

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registration is available. HOLDER understands that there is no assurance that any exemption from registration under the Securities Act will be available, or if available, will allow them to dispose of or otherwise transfer, all or any portion of the Warrant held by HOLDER or the Underlying Shares.

(D)	HOLDER understands that its right to transfer his or its Warrant and the Underlying Shares will be subject to restrictions against transfer under the Securities Act and applicable federal and state securities laws (including investor suitability standards). HOLDER understands that legends will be placed on the Warrant and the Underlying Shares with respect to the above restrictions on the assignment, resale or other disposition of the Warrant and Underlying Shares, and that stop transfer instructions have been or will be placed with respect to the Warrant and the Underlying Shares so as to restrict the assignment, resale or other dispositions thereof.

(E)	HOLDER is an “accredited investor” (as defined in Rule 501 as promulgated under the Securities Act), which standards are set forth on Exhibit B.

(F)	OCULUS agrees that HOLDER’s Warrants and/or Underlying Shares shall be treated similarly to other Warrants and/or Shares for purposes of registration in connection with an IPO, and that OCULUS shall not refuse to register HOLDER’s Warrants and/or Underlying Shares in a manner inconsistent with how other Warrants and/or Shares are treated.

(G)	DEFENDANT shall provide the Warrants identified in this paragraph 3 after it receives an original of this AGREEMENT appropriately signed and dated by KELDERMAN. DEFENDANT will issue the Warrants to KELDERMAN and deliver them no later than (10) ten business days after OCULUS obtains the requisite shareholder approval, subject to the other conditions in this paragraph 3. DEFENDANT will tender the Warrants via U.S. Certified Mail to plaintiff’s counsel of record. Upon receipt of the Warrants, KELDERMAN’s counsel will forward to DEFENDANT’S counsel a signed Dismissal With Prejudice in the matter of Kim Kelderman v. Oculus Innovative Sciences, Inc. et al., Case No. SCV 236643, currently pending in the Sonoma County Superior Court for the state of California. DEFENDANT’S counsel will file the executed Dismissal for Prejudice with the Superior Court.
4.	Consideration: KELDERMAN understands and agrees that he would not receive the monies, Warrants, and/or benefits specified in paragraph 3, above, but for his execution of this AGREEMENT and the fulfillment of the promises contained herein. KELDERMAN further understands, acknowledges and agrees that he has no right, title or interest in or to any securities of OCULUS (including any options granted to KELDERMAN during his employment by OCULUS) or

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any right to receive any securities of OCULUS other than the Warrants provided for in this Agreement.

5.	Mutual General Release of Claims: In exchange for, and in consideration of the payments, benefits, and other commitments described above, KELDERMAN agrees to secure the dismissal of his Lawsuit filed against DEFENDANT (and any other claims or assertions of liability that may exist). In addition, KELDERMAN and DEFENDANT, their heirs, executors, administrators, and assigns, hereby fully and mutually release, acquit, and forever discharge the other’s heirs, executors, administrators, predecessors, successors and assigns, parent corporations, subsidiary corporations, affiliated corporations, and the officers, directors, shareholders, partners, employees, attorneys and agents, past and present, of each of the aforesaid entities (“Related Persons”) of and from any and all claims, liabilities, causes of action, demands to any rights, damages, costs, attorneys’ fees, expenses, and compensation whatsoever, of whatever kind or nature, in law, equity or otherwise, whether known or unknown, vested or contingent, suspected or unsuspected, that the PARTIES may now have, has ever had, or hereafter may have relating directly or indirectly to the allegations in the Lawsuit, including, but not limited to, claims for wages, which as set forth in “WHEREAS” clause “C” preceding paragraph 1 of this AGREEMENT have been fully paid to KELDERMAN prior to the execution of this AGREEMENT, or are fully paid by way of paragraph 3 of this AGREEMENT; options; back pay; front pay; reinstatement; damages; or benefits.

KELDERMAN also releases any and all claims he may have that arose prior to the date of this AGREEMENT, and hereby specifically waives and releases all claims, including, but not limited to, those arising under the California Fair Employment and Housing Act; the California Labor Code; the Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991; the Equal Pay Act; the Americans with Disabilities Act of 1990; the Rehabilitation Act of 1973, as amended; the Immigration Reform and Control Act, as amended; the Workers Adjustment and Retraining Notification Act, as amended; the Occupational Safety and Health Act, as amended; the Sarbanes-Oxley Act of 2002; the Consolidated Omnibus Budget Reconciliation Act (COBRA); the Family and Medical Leave Act; the California Family Rights Act; the Employee Retirement Income Security Act of 1974, as amended; the National Labor Relations Act; the Fair Labor Standards Act; and any and all state or local statutes, ordinances, or regulations, as well as all claims arising under federal, state, or local law involving any tort, employment contract (express or implied), public policy, wrongful discharge, or any other claim.

This AGREEMENT shall not apply to rights or claims that may arise after the Effective Date of this AGREEMENT; nor shall any provision of this AGREEMENT be interpreted to waive, release, or extinguish any rights that — by express and unequivocal terms of law — may not under any circumstances be waived, released, or extinguished.

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6.	Tax Liability: KELDERMAN understands that DEFENDANT shall issue an IRS Form W-2 to KELDERMAN and IRS Form 1099 to KELDERMAN’s Counsel of Record for DEFENDANT’S payments to KELDERMAN and his attorney as set forth in Paragraph 3. In providing the benefits or issuing the Warrants specified in paragraph 3, DEFENDANT makes no representation regarding the tax consequences or liability arising from said provision. KELDERMAN understands and agrees that any and all tax liability that may be due or become due because of the payment referenced above is his sole responsibility, and that he will pay any such taxes that may be due or become due. DEFENDANT has no monetary liability or obligation regarding any payments whatsoever (other than delivering valid compensation in the sum referenced in paragraph 3 of this AGREEMENT to KELDERMAN). KELDERMAN and his Counsel of Record agree to bear all tax consequences, if any, attendant upon the respective payments to them of the above-recited sums.

7.	Affirmations: KELDERMAN represents and affirms that, other than his Lawsuit referenced herein against DEFENDANT, he has no suits, claims, charges, complaints or demands of any kind whatsoever currently pending against DEFENDANT with any local, state, or federal court or any governmental, administrative, investigative, civil rights or other agency or board. KELDERMAN further represents and affirms that he has been paid and/or received. All leave (paid or unpaid), compensation, wages, bonuses, commissions, and/or benefits to which he may be entitled and that no other leave (paid or unpaid), compensation, wages, bonuses, commissions, and/or benefits are due him, except as provided for in this AGREEMENT.

8.	No Further Employment: KELDERMAN acknowledges that he was no longer employed with OCULUS INNOVATIVE SCIENCES, INC. as of January 2005. KELDERMAN permanently, unequivocally, and unconditionally waives any and all rights KELDERMAN may now have, may have had in the past, or may have in the future to obtain or resume employment with DEFENDANT. KELDERMAN agrees never to apply for employment with DEFENDANT, their parent, successors, affiliates, and subsidiaries. In the event that KELDERMAN is ever mistakenly employed by DEFENDANT, their parent, successors, affiliates, and/or subsidiaries, KELDERMAN agrees to have his employment terminated with no resulting claim or cause of action against DEFENDANT, their parent, successors, affiliates, and/or subsidiaries.

9.	No Assignment: The PARTIES represent and warrant that no person other than the signatories hereto had or has any interest in the matters referred to in this AGREEMENT, that the PARTIES have the sole right and exclusive authority to execute this AGREEMENT, and that the PARTIES have not sold, assigned, transferred, conveyed, or otherwise disposed of any claim, demand or legal right that is the subject of this AGREEMENT.

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Plaintiff further agrees that he is solely responsible for satisfaction of all liens, legal, medical, tax or otherwise, which may have arisen allegedly as a result of Plaintiff’s employment with OCULUS INNOVATIVE SCIENCES, INC. or Plaintiffs lawsuit against DEFENDANT.

10.	Confidentiality: In consideration of the obligations under this AGREEMENT, the PARTIES agree that this AGREEMENT and the terms and conditions hereof, are strictly, and shall forever remain, confidential, and that neither the PARTIES nor their respective heirs, agents, executors, administrators, attorneys, legal representatives or assigns shall disclose or disseminate, directly or indirectly, any information concerning any, such terms to any third person(s), including, but not limited to, representatives of the media or other present or former associates of OCULUS INNOVATIVE SCIENCES, INC., under any circumstances, except the PARTIES may disclose the terms of this AGREEMENT to their respective spouses, attorneys, accountants, tax advisors, the Internal Revenue Service, or as otherwise required by law (“Third Parties”), provided, however, that the Third PARTIES to whom such disclosure is made shall agree in advance to be bound by the terms of this paragraph 10 and all of its subparts.
(A)	If one of the PARTIES is required to disclose this AGREEMENT or its terms pursuant to court order and/or subpoena, the disclosing party shall notify the other, in writing via facsimile or overnight mail, within 24 hours of him receipt of such court order or subpoena, and simultaneously provide the non-disclosing party with a copy of such court order or subpoena. The notice shall comply with the notice requirements set forth below in paragraph 20. The disclosing party agrees to waive any objection to the non-disclosing party’s request that the document production or testimony be done in camera and under seal.

(B)	The PARTIES acknowledge that a violation of paragraph 10 or any of its subparts would cause immeasurable and irreparable damage to DEFENDANT in an amount incapable of precise determination. Accordingly, the PARTIES agree that the non-breaching party shall be entitled to injunctive relief in any court of competent jurisdiction for any actual or threatened violation of paragraph 10 and all of its subparts, in addition to any other available remedies.

(C)	The PARTIES agree that the terms of paragraph 10 and all of its subparts are a material inducement for the execution of this AGREEMENT. Any disclosure or dissemination, other than as described above in paragraph 10 and 10(A) will be regarded as a breach of this AGREEMENT and a cause of action shall immediately accrue for damages and injunctive relief upon verifiable proof that the breaching party directed the prohibited disclosure and such disclosure has indeed occurred. The PARTIES agree that damages sustained by such breach would be impractical or extremely difficult to determine and, therefore, agree that in the event that the

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PARTIES or any of the individuals identified in paragraph-10(A), violate this paragraph 10 or any of its subparts, the breaching party shall pay the non breaching party liquidated damages in the sum of THREE THOUSAND DOLLARS AND 00/100 CENTS ($3,000.00) for each violation upon verifiable proof that the breaching party has violated paragraph 10 and its subparts and a prohibited disclosure in fact occurred. The PARTIES further agree that such damages are not intended to be, and shall not be construed as, a penalty.
11.	Non-Disparagement: The PARTIES agree that none of them will provide information, issue statements, or take any action, directly or indirectly, that would cause the other to suffer embarrassment or humiliation or otherwise cause or contribute to the other being held in disrepute. This provision specifically excludes any information that the PARTIES are required to disclose in any pending or future litigation against OCULUS INNOVATIVE SCIENCES, INC., or its agents, employees, subsidiaries, divisions, parent companies, affiliated entities, related entities, operating entities, franchises.

12.	Governing Law and Jurisdiction: This AGREEMENT shall be governed and conformed in accordance with the laws of the state in which KELDERMAN was employed at the time of his last day of employment with DEFENDANT without regard to its conflict of laws provision. In the event KELDERMAN or DEFENDANT breach any provision of this AGREEMENT, the PARTIES affirm that either of them may institute an action to specifically enforce any term or terms of this AGREEMENT.

13.	Conditions: Should KELDERMAN or DEFENDANT ever breach any provision or obligation under this AGREEMENT, the breaching party explicitly agrees to pay all damages (including, but not limited to, litigation and/or defense costs, expenses, and reasonable attorneys’ fees) incurred by the non-breaching party as a result of the other’s breach. Nothing in this paragraph shall, or is intended to, limit or restrict any other rights or remedies the PARTIES may have by virtue of this AGREEMENT or otherwise.

14.	No Admission of Liability: The PARTIES agree that neither this AGREEMENT nor the furnishing of the consideration for this AGREEMENT shall be deemed or construed at any time for any purpose as an admission by DEFENDANT of any liability or unlawful conduct of any kind.

15.	Headings: The headings of the provisions herein are intended for convenient reference only, and the same shall not be, nor be deemed to be, interpretative of the contents of such provision.

16.	Modification of Agreement: This AGREEMENT may not be amended, revoked, changed, or modified in any way, except in writing executed by all PARTIES. KELDERMAN agrees not to make any claim at any time or place that

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this AGREEMENT has been verbally modified in any respect whatsoever. No waiver of any provision of this AGREEMENT will be valid unless it is in a writing and signed by the party against whom such waiver is charged. The PARTIES acknowledge that only the assigned legal counsel of DEFENDANT has the authority to modify this AGREEMENT on behalf of DEFENDANT.

17.	Interpretation: The language of all parts of this AGREEMENT shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the PARTIES. This AGREEMENT has been negotiated by and between attorneys for the PARTIES and shall not be construed against the drafter of the AGREEMENT. If any portion or provision of this AGREEMENT (including, without implication of limitation, any portion or provision of any section of this AGREEMENT) is determined to be illegal, invalid, or unenforceable by any court of competent jurisdiction and cannot be modified to be legal, valid, or enforceable, the remainder of this AGREEMENT shall not be affected by such determination and shall be valid and enforceable to the fullest extent permitted by law, and said illegal, invalid, or unenforceable portion or provision shall be deemed not to be a part of this AGREEMENT. To the extent that the dismissal of KELDERMAN’S Lawsuit or the general release of claims described in paragraph 5 above is deemed to be illegal, invalid, or unenforceable, DEFENDANT is not obligated to honor any of the terms set forth herein and KELDERMAN and MCGUINN shall return any Warrant and Underlying Shares issued and all amounts paid by DEFENDANT.

18.	Binding Nature of Agreement: This AGREEMENT shall be binding upon each of the PARTIES and upon their respective heirs, administrators, representatives, executors, successors, and assigns, and shall inure to the benefit of each party and to their respective heirs, administrators, representatives, executors, successors, and assigns.

19.	Entire Agreement: This AGREEMENT sets forth the entire AGREEMENT between the PARTIES hereto, and fully supersedes any prior obligation of DEFENDANT to KELDERMAN. KELDERMAN acknowledges that he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to accept this AGREEMENT, except for those set forth in this AGREEMENT.

20.	Notice Requirements: Each notice (“Notice”) provided for under this AGREEMENT, must comply with the requirements as set forth in this paragraph. Each Notice shall be in writing and sent by facsimile or depositing it with a nationally recognized overnight courier service that obtains receipts (such as Federal Express or UPS Next Day Air), addressed to the appropriate party (and marked to a particular individual’s attention, if so indicated) as hereinafter provided. Each Notice shall be effective upon being so telecopied or deposited, but the time period in which a response to any notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the

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Notice by the addressee thereof, as evidenced by the return receipt. Rejection or other refusal by the addressee to accept or the inability to deliver because of a changed address of which no Notice was given shall be deemed to be the receipt of the Notice sent. Any party shall have the right from time to time to change the address or individual’s attention to which notices to it shall be sent by giving to the other party at least ten (10) days prior Notice thereof. The PARTIES’ addresses for providing Notices hereunder shall be as follows:
Oculus Innovative Sciences, Inc.
c/o Robert K. Phillips, Esq.
Phillips, Spallas & Angstadt LLP
650 California Street, 10th Floor
San Francisco, CA 94108
(415) 278-9400(tel)
(415) 278-9411(fax)
Mr. Kim Kelderman c/o
Cliff Palefsky, Esq.
McGuinn Hilisman & Palefsky
535 Pacific Avenue
San Francisco, CA 94133
(415) 421-9292(tel)
(415) 403-0202(fax)
21.	Selective Enforcement: The PARTIES agree that the failure of any party to enforce or exercise any right, condition, term, or provision of this AGREEMENT shall not be construed as or deemed a relinquishment or waiver thereof, and the same shall continue in full force and effect.

22.	Signatures in Counterparts: This AGREEMENT may be executed in counterparts, and each counterpart, when executed, shall have the efficacy of a signed original. Such counterparts shall together constitute one and the same document. The PARTIES agree that facsimile signatures shall be treated as original signatures.

23.	Compliance with California Civil Code: KELDERMAN agrees that this AGREEMENT will cover all claims of every nature and kind whatsoever, which KELDERMAN may have, known, or unknown, suspected or unsuspected, past or

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present, which he may have against DEFENDANT, despite the fact that California Civil Code Section 1542 (“Section 1542”) may provide otherwise. KELDERMAN expressly waives any right or benefit available to him in any capacity under the provisions of Section 1542, which provides: “A general release does not extend to the claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.”

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HAVING ELECTED TO EXECUTE THIS AGREEMENT, TO FULFILL THE PROMISES AND TO RECEIVE THE SUMS AND BENEFITS IN PARAGRAPH 3 ABOVE PROVIDED THE CONDITIONS DESCRIBED THEREIN ARE SATISFIED, KELDERMAN FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE, AND RELEASE ALL CLAIMS HE HAS OR OUGHT HAVE AGAINST DEFENDANT.
I ACCEPT AND AGREE TO THE ENTIRE AGREEMENT SET FORTH ABOVE:

By:	/s/ Kim Kelderman	2006-10-25

	KIM KELDERMAN	Date

OCULUS INNOVATIVE SCIENCES, INC.

By:	/s/ Jim Schutz	10/7/06

Print Name: Jim Schutz		Date

Print Title: Gen. Counsel

on behalf of OCULUS INNOVATIVE SCIENCES, INC
and MICROMED LABORATORIES, INC. AND THE OTHER
PERSONS NAMED HEREIN
With respect to the investor representations and warrants in paragraph 3 and the previous of paragraph 18 only:

McGUINN, HILLSMAN & PALEFSKY

By:	/s/ Cliff Palefsky	10/25/06

Print Name: Cliff Palefsky		Date

Print Title: VP

Approved as to from:

By:	/s/ Cliff Palefsky	10/25/06

	Cliff Palefsky	Date
Attorney of record, for plaintiff

By:

	Robert K. Phillips	Date
Attorney of record for defendant

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EXHIBIT A-1
WARRANT
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
Oculus Innovative Sciences, Inc.
WARRANT TO PURCHASE COMMON STOCK

No.	, 2006

Void AFTER , 2008
This CERTIFIES THAT, for value received, Kim Kelderman, or his designee if and as permitted in this Warrant (the “Holder”), is entitled to subscribe for. and purchase at the Exercise Price (defined below) from OCULUS INNOVATIVE SCIENCES, INC., a California corporation, with its principal office at 1129 N. McDowell Blvd., Petaluma, CA 94954 (the “Company”) One Hundred Thirty-Three Thousand Three Hundred Thirty-Three (133,333) shares of the Common Stock of the Company (the “Common Stock”).
     1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:
          (a) “Exercise Period” shall mean the period commencing with the date ‘of the execution of this Agreement and ending on November -, 2008, unless sooner terminated as provided below.
          (b) “Exercise Price” shall mean       $0.75 per share, subject to adjustment pursuant to Section 5 below.
          (c) “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.
     2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (a) An executed Notice of Exercise in the form attached hereto;

A1-1

          (b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and
          (c) This Warrant.
Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.
The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
     3. COVENANTS OT m COMPANY.
          (a) Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
          (b) No Impairment. Except ‘and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.
     4. REPRESENTATIONS OF HOLDER.
          (a) Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the

A1-2

Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.
          (b) Securities Are Not Registered.
               (i) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.
               (ii) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant, or the Exercise Shares of the Company, or to comply with any exemption from such registration.
               (iii) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during, any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company may not presently have any plans to satisfy these conditions in the foreseeable future.
          (c) Disposition of Warrant and Exercise Shares.
               (i) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:
                    (A) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;
                    (B) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement and applicable securities laws;
                    (C) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws; or

A1-3

                    (D) The Warrant may not be exercised if the issuance of the Exercise Shares upon such exercise would constitute a violation of any applicable federal or state securities law or the laws or regulations or would not be exempt from federal securities law registration and qualification under applicable state law. As a condition to the exercise of the Warrant, the Company may require Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.
               (ii) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
     5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised • prior to the event and. had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.
     6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.
     7. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Holder, for a period. of time specified by the managing underwriter(s) not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to

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enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
     8. No STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
     9. No TRANSFER OF WARRANT. This Warrant may not be transferred, assigned, pledged or hypothecated without the prior written consent of the Company, and any purported transfer, assignment, pledge or hypothecation in contravention of this Section 1.0 shall be of no force or effect.
     10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
     11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at 1129 N. McDowell Blvd., Petaluma, California 94954 or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other PARTIES hereto.
     12. ACCEPTANCE. * Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                     , 2006.

OCULUS INNOVATIVE SCIENCES, INC.

By:

Hoji Alimi

President and. CEO

ACKNOWLEDGED AND AGREED:

Kim Kelderman

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NOTICE OF EXERCISE
TO: OCULUS INNOVATIVE SCIENCES, INC.
     (1) The undersigned hereby elects to purchase                     shares of Common Stock of OCULUS INNOVATIVE SCIENCES, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) The undersigned represents that (i) he is an accredited investor, as defend in Regulation D promulgated under the Securities Act of 1933, as amended; (ii) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (iii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iv) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (v) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (vi) the undersigned is aware that the aforesaid shares of Series A Preferred Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vii) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement

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under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

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EXHIBIT A-2
Warrant
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
Oculus Innovative Sciences, Inc.
WARRANT TO PURCHASE COMMON STOCK

No.	, 2006

VOID AFTER                     , 2008
     This Certifies That, for value received, McGuinn, Hillsman and Palefsky, or its designee if and as permitted in this Warrant (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Oculus Innovative Sciences, Inc., a California corporation, with its principal office at 1129 N. McDowell Blvd., Petaluma, CA 94954 (the “Company”). Sixty-Six Thousand Six Hundred Sixty-Seven (66,667) shares of the Common Stock of the Company (the “Common Stock”).
     1. Definitions. As used herein, the following terms shall have the following respective meanings:
          (a) “Exercise Period” shall mean the period commencing with the date of the execution of this Agreement and ending on November ___, 2008, unless sooner -terminated as provided below.
          (b) “Exercise Price” shall mean $0.75 per share, subject to adjustment pursuant to Section 5 below.
          (c) “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.
     2. Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (a) An executed Notice of Exercise in the form attached hereto;

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          (b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and
          (c) This Warrant.
Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.
The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
     3. Covenants of the Company.
          (a) Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
          (b) No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder-by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.
     4. Representations of Holder.
          (a) Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the

A2-2

          Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.
          (b) Securities are Not Registered.
               (i) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.
               (ii) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.
               (iii) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company may not presently have any plans to satisfy these conditions in the foreseeable future.
          (c) Disposition of Warrant and Exercise Shares.
               (i) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:
                    (A) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;
                    (B) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement and applicable securities laws;
                    (C) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws; or

A2-3

                    (D) The Warrant may not be exercised if the issuance of the Exercise Shares upon such exercise would constitute a violation of any applicable federal or state securities law or the laws or regulations or would not be exempt from federal securities law registration and qualification under applicable state law. As a condition to the exercise of the Warrant, the Company may require Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.
               (ii) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
     5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.
     6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.
     7. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of transfer, make any short of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Act. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to

A2-4

enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
     8. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company:
     9. No Transfer of Warrant. This Warrant may not be transferred, assigned, pledged or hypothecated without the prior written consent of the Company, and any purported transfer, assignment, pledge or hypothecation in contravention of this Section 10 shall be of no force or effect.
     10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
     11. Notices, RTC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at 1129 N. McDowell Blvd., Petaluma, California 94954 or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other PARTIES hereto.
     12. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     13. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of                 , 2006.

Oculus Innovative Sciences, Inc.

By:

Hoji Alimi

President and CEO

ACKNOWLEDGED AND AGREED:

Mcguinn, Hillsman & Palefsky

By:

Name:

Title:

A2-6

NOTICE OF EXERCISE
TO: OCULUS INNOVATIVE SCIENCES, INC.
     (1) The undersigned hereby elects to purchase                 shares of Common Stock of OCULUS INNOVATIVE SCIENCES, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) The undersigned represents that (i) he is an accredited investor, as defined in Regulation D promulgated under the Securities Act of 1933, as amended; (ii) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (iii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iv) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (v) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (vi) the undersigned is aware that the aforesaid shares of Series A Preferred Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vii) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement

A2-7

under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

A2-8

EXHIBIT B
Accredited Investor Standards
     Regulation D of the Securities and Exchange Commission defines an “accredited investor” as any person coming within any of the following categories:
     (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 3.01(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited investors;
     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;
     (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer:
     (5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;
     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; and
     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

B-1

     (8) Any entity in which all of the equity owners are accredited investors.
     With regard to category (5), the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purposes of category (5) above, the undersigned’s principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. In determining income, the undersigned should add to his adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

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